UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Precigen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> June 11, 2020 . Meeting Information PRECIGEN, INC. Meeting Type: Annual <mtgtype> Meeting For holders as of: April <recdate> 24, 2020 B Date: June 11, 2020 Time: 9:00 <mtgtime> AM EDT A Location: Esperante Conference Center R 222 Lakeview Avenue C West Palm Beach, FL 33401 O D E You are receiving this communication because you hold PRECIGEN, INC. shares in the above named company. 20374 SENECA MEADOWS PARKWAY GERMANTOWN, MD 20876 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are 15 12 1 available to you on the Internet. You may view the proxy Investor Address Line 2 Investor Address Line 3 OF materials online at www.proxyvote.com or easily request a 18 Investor Address Line 4 paper copy (see reverse side). 1 . . 0 Investor Address Line 5 2 . R1 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. 1 ANY CITY, ON A1A 1A1 _ See the reverse side of this notice to obtain proxy materials and voting instructions. 0000461791 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ï§ (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§ (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods . 18 . 1 . 0 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession R1 of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box 0000461791 marked by the arrow ï§ available and follow the instructions. Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees

1a. Randal J. Kirk

1b. Cesar L. Alvarez

1c. Steven R. Frank

1d. Vinita D. Gupta

1e. Fred Hassan

1f. Jeffrey B. Kindler

1g. Dean J. Mitchell

1h. Helen Sabzevari, Ph.D.

1i. Robert B. Shapiro

1j. James S. Turley

2. To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3. To approve a non-binding advisory resolution approving the compensation of the named executive officers; and

4. To approve an amendment to the Precigen, Inc. Amended and Restated 2013 Omnibus Incentive Plan to increase the number of shares which may be subject to awards thereunder by two million.

NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

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Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . 18 . 1 . 0 R1 _ 4 0000461791 Broadridge Internal Use Only Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #